UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 9, 2004

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       Entry into a Material Definitive Agreement.

On September 9, 2004, Arch Reinsurance Ltd., Arch Reinsurance Company and Arch Insurance Company (the “Obligors”) and Fleet National Bank, as Agent and Issuing Lender, Comerica Bank and Barclays Bank (collectively with Fleet, the “Lenders”) entered into a Amended and Restated Letter of Credit and Reimbursement Agreement Amendment No. 3 (the “Amendment”).  The Amendment modifies the terms of the Amended and Restated Letter of Credit and Reimbursement Agreement, dated as of April 17, 2002, as Amended and Restated as of August 12, 2003, as further amended by the Amended and Restated Letter of Credit and Reimbursement Agreement Amendment No. 1, dated as of August 20, 2003, as further amended by the Amended and Restated Letter of Credit and Reimbursement Agreement Amendment No. 2, dated as of August 10, 2004 between the Obligors and Lenders.  The Amendment extends the facility termination date to September 24, 2004. The Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On September 10, 2004, Arch Capital Group Ltd. (the “Company”) entered into a First Amendment and Consent to Credit Agreement (the “Amendment”), by and among the Company, JPMorgan Chase Bank, Bank of America, N.A., The Bank of Bermuda Limited, The Bank of New York, Wachovia Bank, National Association and Barclays Bank PLC, amending its credit agreement, dated as of September 12, 2003 (the “Credit Agreement”).  The Amendment extends the commitment expiration date only for the Continuing Lender (as defined in the Amendment) to September 17, 2004.  In addition, the Amendment extends the maturity date of the Credit Agreement until September 17, 2004 and inserts the definition of “Continuing Lender” to mean JPMorgan Chase Bank, Bank of America, N.A., The Bank of Bermuda Limited (or its successor in interest), Wachovia Bank, National Association, and the Bank of New York.  The Amendment provides for a decrease in the amount of available credit from $300 million to $141 million. The Amendment is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

ITEM 9.01.                                    Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1

Amended and Restated Letter of Credit and Reimbursement Agreement Amendment No. 3, dated as of September 9, 2004, by and among Arch Reinsurance Ltd., Arch Reinsurance Company, Arch Insurance Company, Fleet National Bank, Comerica Bank and Barclays Bank.

10.2	First Amendment and Consent to Credit Agreement, dated as of September 10, 2004, by and among the Company, JPMorgan Chase Bank and the lenders listed therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: September 15, 2004	By:	/s/ John D. Vollaro
		Name:	John D. Vollaro
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1

Amended and Restated Letter of Credit and Reimbursement Agreement Amendment No. 3, dated as of September 9, 2004, by and among Arch Reinsurance Ltd., Arch Reinsurance Company, Arch Insurance Company, Fleet National Bank, Comerica Bank and Barclays Bank.

10.2	First Amendment and Consent to Credit Agreement, dated as of September 10, 2004, by and among the Company, JPMorgan Chase Bank and the other lenders listed therein.